SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - February 1, 2005

               ORRSTOWN FINANCIAL SERVICES, INC.
              ----------------------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888           23-2530374
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania        17257
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 532-6114
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                  Page 1 of 7 Numbered Pages
               Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Orrstown Financial Services, Inc., the parent company of Orrstown Bank, has announced fourth quarter 2004 earnings of $2,107,000, or $.41 per share versus $1,884,000, or $.37 per share for the fourth quarter of 2003.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.


                  Page 2 of 7 Numbered Pages
               Index to Exhibits Found on Page 5
Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated January 20, 2005 of Orrstown
                    Financial Services, Inc.












                 Page 3 of 7 Numbered Pages
              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES,
INC.
                              (Registrant)


Dated:  February 1, 2005      /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                 Page 4 of 7 Numbered Pages
              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated January 20,
               2005, of Orrstown Financial
               Services, Inc. 6













































                  Page 5 of 7 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99

                       ORRSTOWN FINANCIAL STERVICES ,INC.

FOR IMMEDIATE RELEASE                                        CONTACT:
                                                     Nathan A. Eifert
                                                       Vice President
                                                Director of Marketing
                                                   717-530-3545 Phone
                                                     717-530-5664 Fax

                        Orrstown Financial Services, Inc.
                         Reports Record Annual Earnings

      Shippensburg, PA (January 20, 2005) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has announced fourth quarter 2004 earnings of $2,107,000, or $.41 per share versus $1,884,000, or $.37 per share for the fourth quarter of 2003. This represents an 11.8% increase in fourth quarter earnings versus the prior year. Net income for the year 2004 of $7,770,000 was an 11.3% increase over the $6,980,000 earned during 2003. Earnings per share grew 10.1% from $1.38 during 2003 to $1.52 for 2004.
      The cash dividend remained at $.13 per share for the fourth quarter of 2004, which brings the annual total to $.50 per share, or an 18.9% increase over the $.4205 per share paid during 2003. Return on average assets and return on average equity were 1.64% and 17.22%, respectively, for the fourth quarter of 2004 versus 1.60% and 17.68%, respectively, for the fourth quarter of 2003. For the year 2004, return on average assets and return on average equity were 1.57% and 16.78%, respectively, versus 1.57% and 17.24% during 2003.
     Commenting on the results, Kenneth R. Shoemaker, President and Chief Executive Officer of the Company, stated, "We are very delighted with the continued outstanding performance of the Company. It was especially gratifying to post the largest quarterly net income ever in the history of the Company during the fourth quarter of 2004. As one of the few remaining hometown banks in our market, we will continue to provide our customers with the best banking experience possible while continuing to capitalize on new opportunities available to us."
                                     MORE -
                           Page 6 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5

     With over $500 million in assets, Orrstown Financial Services, Inc., and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through thirteen banking offices and three remote service facilities in Cumberland and Franklin Counties of Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.
     A summary of financial highlights follows:

For Quarter Ended:              December 31, 2004    December 31, 2003        % Change
Net Income                             $2,107,000           $1,884,000         + 11.8%
Basic Earnings Per Share                     $.41                 $.37         + 10.8%
Diluted Earnings Per Share                   $.40                 $.36          +11.1%
Dividends Per Share                          $.13                $.115         + 13.0%

For Year Ended:                 December 31, 2004    December 31, 2003        % Change
Net Income                             $7,770,000           $6,980,000         + 11.3%
Basic Earnings Per Share                    $1.52                $1.38         + 10.1%
Diluted Earnings Per Share                  $1.47                $1.34           +9.7%
Dividends Per Share                          $.50               $.4205         + 18.9%

Balance Sheet Highlights:       December 31, 2004    December 31, 2003        % Change
Assets                               $514,651,000         $472,393,000          + 8.9%
Loans, Gross                         $389,268,000         $345,054,000         + 12.8%
Deposits                             $405,363,000         $358,643,000         + 13.0%
Equity                                $49,250,000          $42,835,000         + 15.0%

Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.


                                      # # #
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                        Index to Exhibits Found on Page 5